SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 18, 2003
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant's telephone number, including area code)

ITEM 9:    REGULATION FD DISCLOSURE

On August 13, 2003 the Registrant released its financial results for the fourth quarter and full fiscal year 2003.

A copy of the Registrant's press release announcing the financial results as well as the schedule for a conference call and "web cast" on August 14, 2003 are attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99.a	Press Release dated August 13, 2003, announcing CACI's fourth quarter and fiscal year financial results.

99.b	Transcript of August 14, 2003 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Jeffrey P. Elefante

Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary